UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2024

BurgerFi International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38417	82-2418815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 618-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on August 14, 2024, the board of directors (the “Board”) of BurgerFi International, Inc. (the “Company”) appointed David Gordon to the Board. On August 27, 2024, the Company entered into a letter agreement (the “Gordon Engagement Letter”) with an entity owned solely by Mr. Gordon (“DJG”), in the form of the director engagement letter attached hereto as Exhibit 10.1, pursuant to which, among other things, the Company agreed to pay DJG a monthly fee of $15,000 (with total fees of not less than $90,000) in respect of his services as a director. In addition, the Gordon Engagement Letter provides certain indemnification rights to DJG and Mr. Gordon to the fullest extent lawful.

On August 27, 2024, the Board appointed Michael Epstein to the Board as an independent Class C director, effective immediately, for a term until his successor is elected and qualified or until his earlier resignation or removal. Mr. Epstein will be a nominee for election as a Class C director at the 2025 annual meeting of stockholders for a three-year term. The Board has also appointed Mr. Epstein as a member of the following standing committees of the Board: Audit Committee, Compensation Committee, and Nominating Committee.

In connection with the appointment of Mr. Epstein as the director of the Company, on August 27, 2024, the Company entered into a letter agreement (the “Epstein Engagement Letter”) with an entity owned solely by Mr. Epstein (“MJE”), in the form of the director engagement letter attached hereto as Exhibit 10.1, pursuant to which, among other things, the Company agreed to pay MJE a monthly fee of $15,000 (with total fees of not less than $90,000) in respect of his services as a director. In addition, the Epstein Engagement Letter provides certain indemnification rights to MJE and Mr. Epstein to the fullest extent lawful.

There are no family relationships between Mr. Epstein and any of the Company’s directors or executive officers. Mr. Epstein has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

The foregoing summaries of the Gordon Engagement Letter and the Epstein Engagement Letter are not complete and are qualified in their entirety by reference to the form of Director Engagement Letter, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Rule 5605 Deficiency

On August 27, 2024, the Company received formal notice (the “Rule 5605 Notice”) from the Nasdaq Listing Qualifications department stating that the Company no longer complies with Nasdaq’s audit committee and compensation committee requirements as set forth in Listing Rule 5605 due to the resignations of Allison Greenfield, Vivian Lopez-Blanco and Gregory Mann from the Board, audit committee, and compensation committee on August 14, 2024.

The Company is required to submit to Nasdaq within 45 calendar days a plan to regain compliance with respect to Nasdaq’s audit committee and compensation committee requirements, and if accepted by Nasdaq, Nasdaq can grant an extension of up to 180 calendar days from the date of the Rule 5605 Notice. The Company will evaluate available options to regain compliance within the compliance period, including the submission of such a plan. However, there can be no assurance that the Company will submit the plan, Nasdaq will accept the plan, or the Company will regain compliance within the compliance period or maintain compliance with the other Nasdaq listing requirements.

Nasdaq Rule 5250 Deficiency

As reported by Company in its Form 12b-25 Notification of Late Filing with the Securities and Exchange Commission (“SEC”), on August 16, 2024, the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended July 1, 2024 (“Q2 Form 10-Q”), within the prescribed time period. The extension provided under Rule 12b-25 expired on August 20, 2024.

On August 27, 2024, Nasdaq Stock Market LLC (“Nasdaq”) provided formal notice to the Company that as a result of the Company’s failure to timely file its Q2 Form 10-Q, the Company does not comply with the continued listing requirements under the timely filing criteria outlined in Nasdaq Listing Rule 5250(c)(1).

The Company is required to submit to Nasdaq within 60 calendar days a plan to regain compliance with respect to the delinquent Q2 Form 10-Q, and if accepted by Nasdaq, the Company has until February 18, 2025, to implement the plan to regain compliance. The Company will evaluate available options to regain compliance within the compliance period, including the submission of such a plan. However, there can be no assurance that the Company will submit the plan, Nasdaq will accept the plan, or the Company will regain compliance within the compliance period or maintain compliance with the other Nasdaq listing requirements.

Nasdaq’s deficiency notices have no immediate effect on the listing of the Company’s common stock and warrants, which continue to trade on the Nasdaq Capital Market under the symbols “BFI” and “BFIIW,” respectively.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On August 27, 2024, Andrew Taub resigned from the Board, effective immediately. His resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 30, 2024, the Company issued a press release announcing Nasdaq’s notices to the Company relating to the Company’s failure to timely file the Q2 Form 10-Q and to comply with Nasdaq’s committee composition requirements. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished herewith and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Director Engagement Letter.
99.1	Press Release, dated August 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s expectation about any or all of the following: (i) the intent and plan of the Company to submit a plan of compliance with respect to, and regain compliance with, Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5605, and (ii) the anticipated actions by the Staff and the Company’s responses and their anticipated outcomes. Forward-looking statements can be identified by terms such as “will,” “intent,” “expect,” “plan,” “potential,” “would,” “may” or similar expressions and the negative of those terms. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although the Company believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. These risks and uncertainties include, among others, our ability to submit and have accepted plans of compliance with The Nasdaq Stock Market LLC, our ability to regain compliance with Nasdaq Listing Rule 5250(c)(1) and Nasdaq Listing Rule 5605 and otherwise maintain our listing with The Nasdaq Stock Market LLC along with those risks and uncertainties described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 10, 2024, the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 16, 2024, and in any other filings made by the Company with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024	BURGERFI INTERNATIONAL, INC.

	By:	/s/ Christopher Jones
	Name:	Christopher Jones
	Title:	Chief Financial Officer

3